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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                        0-21352                      31-1177192
---------------             ---------------------         ----------------------
STATE OR OTHER              (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
CORPORATION OR
 ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Applied Innovation Inc. (the "Company") and Thomas R. Kuchler, the Company's former Vice President of Marketing, have entered into a separation agreement and release of all claims (the "Separation Arrangement"), which became enforceable on November 28, 2005.

      Under the terms of the Separation Arrangement, Mr. Kuchler will be reimbursed for COBRA expenses incurred for six months beginning October 31, 2005, the date of Mr. Kuchler's employment separation from the Company. In exchange, Mr. Kuchler agreed to release the Company and its affiliates, directors, officers, agents, employees, successors and assigns from any and all claims. As previously disclosed in the Company's Form 8-K, filed on November 3, 2005, Mr. Kuchler is also being paid 6 months severance under his Employment Agreement, dated December 5, 2003.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C) EXHIBITS.

Exhibit No.                          Description
-----------   ----------------------------------------------------------
  10.1        Separation Agreement and Release of All Claims between the
              Company and Thomas R. Kuchler.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLIED INNOVATION INC.

Date:  November 30, 2005           By:   /s/ William H. Largent
                                       -----------------------------------------
                                         William H. Largent, President and Chief
                                         Executive Officer

                                       2

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                                  EXHIBIT INDEX

Exhibit No.                          Description

   10.1 Separation Agreement and Release of All Claims between the Company and Thomas R. Kuchler.